Exhibit 99.3
Supplemental Data for Earnings Conference Call January 22, 2008

This presentation contains forward-looking statements. Forward looking statements, written or oral, provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions, including the residential and commercial real estate markets; the timing, pricing and effects on the Company of the proposed Visa Inc. initial public offering; changes in interest rates, including interest rate resets; and changes in the competitive environment. Additional risks and uncertainties and other financial information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's annual report on Form 10-K for the year ended December 31, 2006, and subsequent filings with the United State Securities and Exchange Commission (SEC). Copies of these filing are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.nationalcity.com. Management may elect to update forward looking statements at some future point; however, it specifically disclaims any obligation to do so. Forward-Looking Statements

Today's Discussion 4Q07 Results Credit Performance and Trends Capital Perspectives on 2008

Review of 4th Quarter Significant Charges Building reserves in challenging credit environment $691mm provision vs. $275mm net charge-offs $.43 Largely contained in liquidating portfolios Losses on mortgage loans held for sale $154mm losses taken $.16 Warehouse clean and significantly reduced Curtailed non-agency and eliminated broker mortgage originations Charges related to restructuring activities $181mm mortgage goodwill impairment $.26 $66mm severance and outplacement costs $.07 Visa indemnification charge $132mm accrual ($289mm FY07) $.14 Positioning National City in a challenging environment Earnings per share: $(.53) Impact on 4Q EPS

Held for Sale Residential Real Estate and Home Equity Loan Type 9/30/07 12/31/07 Loan Type Carrying Value (in millions) Carrying Value (in millions) Agency eligible mortgages $6,730 $2,672 Non-agency first lien, sale pending 1,402 81 Other non-agency first liens 769 984 Sub-total firsts 8,901 3,737 Second liens, sale pending 1,122 0 Other second liens 358 4 HELOCs, sale pending 1,032 0 Other HELOCs 45 0 Sub-total seconds 2,557 4 Total Held for Sale $11,458 $3,741 Change in mortgage model to agency eligible loans significantly reduces risk profile and results in a clean warehouse

Review of Recent Developments Ratio 4Q07 Level Target Range TCE / TA 5.28% 5.00 - 6.00% Tier 1 Ratio 6.52% 7.00 - 8.00% Strengthen capital ratios & "right size" Mortgage Banking Quarterly dividend reduced to $.21/share from $.41/share Intention to issue Tier 1 capital in 1Q 2008 Build capital levels to upper end of target ranges: Eliminated 3,400 positions across company Exited all broker-based mortgage lending Eliminated or restricted production of non-agency eligible mortgage loans Expect mortgage originations in 2008 of $15-$20B vs. $47B in 2007

Credit Performance and Trends Solid performance in the continuing franchise - $98.8B book $35B C&I - 31bp net charge-offs In footprint business $24B CRE - 28bp net charge-offs $4.5B exposure to Residential Development; $1B displaying higher NPA levels $31B Residential Real Estate $16B Branch and Direct Home Equity (36bp net charge-offs) $12B First Mortgage (17bp net charge-offs) $3B Construction book with outsized exposure to FL & CA $8B Other Consumer $4b Credit Card and Unsecured Revolving (342bp net charge-offs) Net charge-offs for full year 2007

Credit Performance and Trends - cont'd Higher loss content in the liquidating residential real estate portfolios Non-prime mortgage (2007 net charge-offs 197bp) $4.5B first mortgage, $1.5B seconds Substantial level of ARM resets in 2007 4Q07 paydowns of $474 million National Home Equity (2007 net charge-offs 118bp) $5B originated for portfolio (4Q07 net charge-offs 100bp) $6B originated for sale, transferred to portfolio (4Q07 net charge-offs 279bp) Reserve building actions taken Allowance for loan losses increased to $1.76B, 1.52% of loans vs. 1.18% of loans at 12/06 $630 million increase from 12/06 Increased loss content in liquidating residential portfolios = reserve building

2007 Credit Performance Commercial Commercial Consumer Total Liquidating Total NCC C&I CRE Branch and Direct Lending Total Liquidating Total NCC 12/31/07 Balances ($MM) $35,352 $23,934 $39,517 $98,803 $17,219 $116,022 2007 Net Charge-offs 102 60 259 421 240 661 Net Charge-offs to Loans .31% .28% .75% .48% 1.56% .64%

Loan Portfolio - December 31, 2007 ($ in millions)

Commercial Real Estate Residential Development Residential Dev 4491 Other CRE 10670 Owner Occupied 8773 Other Commercial Real Estate FL+MI 1137 Rest 3354 Florida and Michigan Residential Development Exposure - $4,491 Total Portfolio - $23,934 Owner Occupied December 31, 2007 $ in millions

Commercial Real Estate - cont'd Commercial Real Estate Loans As of December 31, 2007 ($ in millions)

Consumer and Residential Real Estate $39,517 $17,219 $56,736

4Q06 1Q07 2Q07 3Q07 4Q07 Branch and Direct 0.32 0.32 0.17 0.23 0.36 NHE for Portfolio 0.95 0.65 0.57 0.63 1 NHE for Sale 1.23 2.79 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 Home Equity Overview 4Q06 1Q07 2Q07 3Q07 4Q07 Branch and Direct 0.14 0.12 0.15 0.18 0.26 NHE for Portfolio 0.32 0.33 0.24 0.43 0.6 NHE for Sale 0.33 1.26 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 NCOs / Average Loans 90+ Past Due/ Loans Direct Home Equity NHE Portfolio NHE Sale 15.7 4.8 6.4 NHE originated for portfolio $4.8B Branch and Direct $15.7B NHE originated for sale* $6.4B Total Home Equity - $26.9B * transferred to portfolio in 2007

Branch and Direct Home Equity $10.6 Billion - Lines of Credit $10.6 Billion - Lines of Credit $10.6 Billion - Lines of Credit $10.6 Billion - Lines of Credit LTV ^ 80% LTV 81 - 90% LTV > 90% FICO > 730 31% 24% 8% FICO > 680 FICO ^ 729 9% 10% 4% FICO < 680 6% 5% 3% $5.1 Billion - Loans $5.1 Billion - Loans $5.1 Billion - Loans $5.1 Billion - Loans LTV ^ 80% LTV 81 - 90% LTV > 90% FICO > 730 38% 15% 10% FICO > 680 FICO ^ 729 10% 7% 4% FICO < 680 8% 5% 3% $ in millions 4Q07 3Q07 2Q07 1Q07 4Q06 Net C/O - $ $14 $9 $6 $11 $11 Net C/O - % .36% .23% .17% .32% .32% 90 Days+ Past Due - $ $41 $28 $21 $17 $19 90 Days+ Past Due - % .26% .18% .15% .12% .14% As of December 31, 2007 LTV and FICO data does not include MAF or Private Client $15.7B, originated through Branch and Direct Channels

National Home Equity - 6/2005 and prior $4.1 Billion Lines of Credit $4.1 Billion Lines of Credit $4.1 Billion Lines of Credit $4.1 Billion Lines of Credit LTV ^ 80% LTV 81 - 90% LTV > 90% FICO > 730 20% 10% 28% FICO > 680 FICO ^ 729 8% 4% 12% FICO < 680 6% 3% 9% $.7 Billion Loans $.7 Billion Loans $.7 Billion Loans $.7 Billion Loans LTV ^ 80% LTV 81 - 90% LTV > 90% FICO > 730 10% 29% 31% FICO > 680 FICO ^ 729 3% 8% 7% FICO < 680 2% 6% 4% $ in millions 4Q07 3Q07 2Q07 1Q07 Net C/O - $ $12 $8 $9 $11 Net C/O - % 1.00% .63% .57% .65% 90 Days+ Past Due - $ 29 22 $15 $22 90 Days+ Past Due - % .60% .43% .24% .33% As of December 31, 2007 Originated for portfolio: $4.8 billion

National Home Equity - 7/2005 - 2007 $3.4 Billion Lines of Credit $3.4 Billion Lines of Credit $3.4 Billion Lines of Credit $3.4 Billion Lines of Credit LTV ^ 80% LTV 81 - 90% LTV > 90% FICO > 730 17% 7% 26% FICO > 680 FICO ^ 729 9% 5% 18% FICO < 680 5% 2% 11% $3.0 Billion Loans $3.0 Billion Loans $3.0 Billion Loans $3.0 Billion Loans LTV ^ 80% LTV 81 - 90% LTV > 90% FICO > 730 9% 17% 23% FICO > 680 FICO ^ 729 4% 12% 15% FICO < 680 2% 8% 11% $ in millions 4Q07 3Q07 Net C/O - $ $40 $20 Net C/O - % 2.79% 1.23% 90 Days+ Past Due - $ $73 $22 90 Days+ Past Due - % 1.26% .33% As of December 31, 2007 Originated for sale, transferred to portfolio: $6.4 billion

Branch & Direct Home Equity vs. National Home Equity Customer relationships 83% of Branch & Direct Home Equity households have more than one account (on average 4.5) 70% have deposit relationship (average balance: $20,000) Branch & Direct Home Equity borrowers have been National City customers an average of 16 years Product type Stated Income Branch and Direct Home Equity - not offered National Home Equity - 30% Origination channel Branch & Direct Home Equity - direct to customer National Home Equity - broker originated (discontinued in 2007) Branch & Direct Home Equity customer and performance characteristics are fundamentally better than the National Home Equity portfolio

Primary 78 2.19 3.47 4.29 Second 9 1.35 1.67 1.61 Investment 13 0.033 0.07 First Mortgage 27 0.234 0 Non-Prime 11 0.119 -0.021 NHE 20 0 0 Comm'l 2 Other 16 National City Mortgage - Residential Construction $2.97bn portfolio 78% primary residence Tightened underwriting end of 2006 Limited new production Average FICO 729 1Q07 2Q07 3Q07 4Q07 Primary 41 1.08 0.55 0.76 1.45 Second 36 0.48 0.36 0.67 0.81 Investment 77 3.99 3.14 3.06 3.52 Total 45 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 Primary 78% Second 9% Investment 13% 1Q07 2Q07 3Q07 4Q07 Primary 9.13 1.08 0.55 0.76 1.45 Second 8.34 0.48 0.36 0.67 0.81 Investment 16.14 3.99 3.14 3.06 3.52 Total 9.96 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 As of December 31, 2007 Summary Description Loan Breakdown Loans in FL & CA NPAs & 90+ Past Due / Loans

Non-Prime Liquidating Portfolio $ in millions 4Q07 3Q07 2Q07 1Q07 4Q06 Net C/O - $ First Lien $8 $6 $6 $6 $17 Net C/O - $ Second Lien $31 $17 $19 $47 $17 Net C/O - % First Lien .69% .48% .43% .43% .84% Net C/O - % Second Lien 7.64% 3.64% 3.65% 9.66% .84% 90 Days+ Past Due - $ First Lien $586 $561 $470 $482 $566 90 Days+ Past Due - $ Second Lien $222 $173 $149 $160 $566 90 Days+ Past Due - % First Lien 12.69% 11.10% 8.35% 8.70% 8% 90 Days+ Past Due - % Second Lien 13.69% 9.26% 7.16% 8.22% 8% As of December 31, 2007 1st Lien 2nd Lien Outstanding $4.5bn $1.5bn FICO 616 637 LTV 79% 99% Summary Description $6B portfolio 70% of portfolio has experienced first rate reset $474MM pay down in 4Q07

Strengthening Capital Reducing balance sheet size Smaller mortgage warehouse Continued decline in liquidating portfolios Closer scrutiny of non-relationship assets Capital issuance/plans Reduced dividend to $.21 per share Issue non-dilutive Tier 1 capital in 1Q08 Increasing capital levels Tier 1 - 6.52% (target range 7-8%) Tangible Common Equity - 5.28% (target range 5-6%) Move ratios to top end of target ranges National City has taken actions to strengthen itself in current / evolving environment

Overview of Initiatives for 2008 Growth in core businesses Focus on growth in core commercial, retail and wealth/asset management Continued emphasis on in-footprint / multiple relationship business Ongoing rationalization of mortgage company operations and infrastructure to match lower origination levels Focused resources on the liquidating portfolios Quicker tempo and more aggressive loss mitigation tactics Acquisition integration Systems conversion of MAF Broadening product offerings, sales processes and risk management practices Continued expense control and discipline